Exhibit 99.1

INVESTOR PRESENTATION

Consolidated Tomoka

1530 Cornerstone Boulevard | Daytona Beach, Florida 32117 | 386.274.2202 | info@ctlc.com Page 1

Safe Harbor Statement: Certain statements contained in this document (other than statements of historical fact) are forward-looking statements. The words “believe,” “estimate,” “expect,” “intend,” “anticipate,” “will,” “could,” “may,” “should,” “plan,” “potential,” “predict,” “forecast,” “project,” and similar expressions and variations thereof identify certain of such forward-looking statements, which speak only as of the dates on which they were made. Forward-looking statements are made based upon management’s expectations and beliefs concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.

The Company wishes to caution readers that the assumptions which form the basis for forward-looking statements with respect to or that may impact earnings for the year ended December 31, 2011, and thereafter include many factors that are beyond the Company’s ability to control or estimate precisely. These risks and uncertainties include, but are not limited to, the strength of the real estate market in the City of Daytona Beach in Volusia County, Florida; the impact of a further downturn in economic conditions; our ability to successfully execute acquisition or development strategies; any loss of key management personnel; changes in local, regional and national economic conditions affecting the real estate development business and income properties; the impact of environmental and land use regulations; the impact of competitive real estate activity; variability in quarterly results due to the unpredictable timing of land sales; the loss of any major income property tenants; and the availability of capital. Additional information concerning these and other factors that could cause actual results to differ materially from those forward-looking statements is contained from time to time in the Company’s Securities and Exchange Commission filings, including, but not limited to, the Company’s Annual Report on Form 10-K. Copies of each filing may obtained from the Company or the SEC.

Cover Photo Credits:

Embry-Riddle Aeronautical University

Daytona International Speedway: Getty Images 2011

Consolidated Tomoka

1530 Cornerstone Boulevard | Daytona Beach, Florida 32117 | 386.274.2202 | info@ctlc.com Page 2

Consolidated-Tomoka Land Co.

Location:

1530 Cornerstone Boulevard, Suite 100 Daytona Beach, FL 32117 (386) 274-2202 www.ctlc.com

Management: John P. Albright

President and CEO jalbright@ctlc.com

Bruce W. Teeters

Sr. Vice President and Chief Financial Officer bteeters@ctlc.com

Linda Crisp

Vice President and Corporate Secretary lcrisp@ctlc.com

Gary Moothart

Vice President and Controller gmoothart@ctlc.com

Ticker

NYSE Amex: CTO Shares

5,724,147 Share price

$27 Annual dividend

$0.04 52 week range

$25.94 - $35.05 Equity cap

$157,473,000 Debt

$11,800,000

Other liabilities $44,000,000

as of September 30, 2011

Consolidated Tomoka

1530 Cornerstone Boulevard | Daytona Beach, Florida 32117 | 386.274.2202 | info@ctlc.com Page 3

Company Overview & Asset Profile

Current Business Segments:

Daytona Beach Area Land - owns approximately 11,500 acres

Income Property Portfolio - owns 26 single-tenant properties in the southeast

Self - Developed Properties - owns two multi-tenant properties

Fast Track Development Sites - owns several permitted, platted and/or pad ready sites for development

Golf – operates 2 golf courses and a clubhouse

Subsurface – owns 490,000 acres of mineral rights

Billboards – owns 22 billboards

Consolidated Tomoka

1530 Cornerstone Boulevard | Daytona Beach, Florida 32117 | 386.274.2202 | info@ctlc.com

Daytona Beach, Florida

Daytona Beach:
- 68,128 residents[1]
- MSA 494,593[2]
- Average temps: 79° summer / 59° winter
- 7 million visitors in 2009 spent $3.7 Billion[3]

- Major Traffic Generators
  - "World's Most Famous Beach"
    - 23 miles of beach[1]
    - over 50 area hotels[4]
  - Daytona International Speedway[5]
    - 8 major racing weekends per year including races: Daytona 500, Rolex 24, Gatorade Duels, Coke Zero 400, ProAM 200 and more
    - Daytona 500 - NASCAR's most prestigious race

- Approximate mileage from Daytona Beach:
  - 53 miles to Orlando
  - 90 miles to Jacksonville
  - 139 miles to Tampa
  - 257 miles to Miami
- Excellent Interstate Exposure:
  - I-95 north/south from Jacksonville to Miami
  - I-4 east/west from Daytona Beach through Orlando to Tampa


95
Jacksonville
Daytona
Beach
4
Tampa
Orlando
Miami

Sources: (captured October 2011)
1. *Volusia County - http://floridabusiness.org/DB.pdf*
2. *Volusia County Economic Development*
3. *Daytona Conventions and Visitors Bureau Annual Report 2009-2010*
4. *Hotel & Lodging Association of Volusia County - www.daytonahotelmotel.com/directory/hotels*
5. *Daytona International Speedway - www.daytonainternationalspeedway.com/news/track-facts*

Consolidated Tomoka

1530 Cornerstone Boulevard | Daytona Beach, Florida 32117 | 386.274.2202 | info@ctlc.com

Page 5

Land

Summary: The Company owns approximately 11,500 acres within four miles of I-95 in Daytona Beach, Florida. The Company’s land straddles Interstate 95 for approximately 6.5 miles between International Speedway Boulevard (U.S. Highway 92) and State Road 40, (both beach access roads). Most of our land is 8 miles or less to the ocean.

Total Approximate Acres: 11,500 Approximate acres east of I-95: 1,400 Approximate acres west of I-95: 10,100

Consolidated Tomoka

1530 Cornerstone Boulevard | Daytona Beach, Florida 32117 | 386.274.2202 | info@ctlc.com Page 6

In the Path of Progress...

Summary: The Company has ensured that critical Infrastructure and amenities are in place for future development.

Infrastructure

1. Daytona Beach Police Department

in 2006, CTO sold 27.5 acres at a discounted price

2. Daytona Beach Water & Waste Water Treatment Plants

in 1976, CTO sold 79.25 acres

3. Daytona Beach Fire Station

in 2007, MSKP donated 2.15 acres

4. Champion Elementary School

in 2007, CTO donated 26 acres

5. Hinson Middle School

in 2000, CTO sold and donated a total of 50.28 acres

6. Father Lopez High School

in 2006, CTO sold 98.57 acres

Amenities

7. USTA 24 clay hydro-courts in 2001, CTO donated 18.87 acres

8. LPGA International 2 championship courses

North Course in 1992, CTO donated 420.54 acre South Course in 2000, CTO donated 241.81 acres

Consolidated Tomoka

1530 Cornerstone Boulevard | Daytona Beach, Florida 32117 | 386.274.2202 | info@ctlc.com Page 7

In the Path of Progress...

Consolidated Tomoka

1530 Cornerstone Boulevard | Daytona Beach, Florida 32117 | 386.274.2202 | info@ctlc.com Page 8

In the Path of Progress...

Consolidated Tomoka

1530 Cornerstone Boulevard | Daytona Beach, Florida 32117 | 386.274.2202 | info@ctlc.com Page 9

In the Path of Progress…

Summary: Daytona West, 7,000-acre tract west of I-95

Large contiguous land tract with

infrastructure

Multiple Use Possibilities

Easy access to I-95 / 1-4 Access

Commuter location to Orlando,

Maitland and Lake Mary

Major companies within 60 miles6

Lockheed-Martin

Siemens

Boeing

Darden Restaurants

Raytheon

AAA - American Automobile Association

Sources: (captured October 2011)

6. Google Earth Pro

Consolidated Tomoka

1530 Cornerstone Boulevard | Daytona Beach, Florida 32117 | 386.274.2202 | info@ctlc.com Page 10

In the Path of Progress…

Consolidated

Tomoka

1530 Cornerstone Boulevard | Daytona Beach, Florida 32117 | 386.274.2202 | info@ctlc.com Page 11

In the Path of Progress…

Williamson North Development Site

Florida Hospital - Memorial Medical Center opened in July 2009. Florida Hospital is a $270 Million, 10 floor, 718,000 SF, 277 bed facility complete with 100,000 SF of medical offices and an adjacent 31,652 SF Cancer Treatment Facility. The hospital has expansion capacity to over 500 beds and a wellness center.7

Sources:

7. Florida Hospital - Memorial Medical Center - August 2011

Consolidated

Tomoka

1530 Cornerstone Boulevard | Daytona Beach, Florida 32117 | 386.274.2202 | info@ctlc.com Page 12

Building in Progress...

Residential construction by KB Homes in LPGA International

Commercial construction for Ark Technologies in Gateway Center

Consolidated

Tomoka

1530 Cornerstone Boulevard | Daytona Beach, Florida 32117 | 386.274.2202 | info@ctlc.com Page 13

Multi-Tenant Properties

OFFICE

SF Year Built Occupancy

Concierge 22,000 2009 75%

Asking Rent

$18.50 NNN

FLEX / OFFICE

Mason Commerce Phase I 30,720 2009 94%

Asking Rent

$12.50 NNN

Consolidated

Tomoka

1530 Cornerstone Boulevard | Daytona Beach, Florida 32117 | 386.274.2202 | info@ctlc.com Page 14

Fast Track Development Sites are sites that are either already are, or are in the process of, being permitted, platted, subject to a development agreement, are pad-ready, or a combination thereof. Fast Track Development Sites generally have roads and utilities at or close to the site. Fast Track Development Sites may move through the governmental approval process faster because some of the approvals have been received.

Fast Track Development Sites

		Size	Acres
	**Mason Commerce Phase II** Mason Ave Ext & Williamson Blvd. Flex / Office	Two 15,360 buildings	4.85
 Gateway	**Gateway Business Center** Mason Avenue Extension Light Industrial	146,000	10.75
	**Williamson North** Williamson Blvd. & Hand Ave Professional / Retail / Office	146,000	60+
	**Interstate Commerce Park** Tomoka Farms Road, west of I-95 Big Box Retail / Light Industrial	7 lots available	2-4 acre lots
	**Concierge Phase II** Williamson & LPGA Blvds Retail / Office	3 lots available	2± acre lots

1530 Cornerstone Boulevard | Daytona Beach, Florida 32117 | 386.274.2202 | info@ctlc.com
Page 15

Office Sites

Size

Concierge II Retail / Office

Williamson & LPGA Blvds

Lot 1 2.85 Acres

Cornerstone Office OfficePark

Williamson & LPGA Blvds

Lot 3 Two Story Building 48,000 SF

Lot 4 Three Story Building 72,000 SF

Consolidated

Tomoka

1530 Cornerstone Boulevard | Daytona Beach, Florida 32117 | 386.274.2202 | info@ctlc.com Page 16

Single-Tenant Properties

Summary: The Company owns 26 single-tenant investment properties in the southeast with an average lease term of over 10 years and a net operating income of approximately $8.7MM including:

9 CVS 7 Walgreens

Consolidated

Tomoka

1530 Cornerstone Boulevard | Daytona Beach, Florida 32117 | 386.274.2202 | info@ctlc.com Page 17

Single-Tenant Properties

Property	City, State	Sq. Ft.	Year Built
Walgreen #4442	Kissimmee, FL	13,905	1998
Walgreen #4646	Orlando, FL	15,120	1997
Walgreen #5897	Powder Springs, GA	15,120	2001
Walgreen #5903	Alpharetta, GA	15,120	2000
Walgreen #7273	Clermont, FL	13,650	2003
Walgreen #7695	Apopka, FL	14,560	2003
Walgreen #4816	Palm Bay, FL	13,905	1999
CVS #7883-01	Vero Beach, FL	13,813	2001
CVS #7897-01	Clermont, FL (#2)	13,813	2004
CVS#03483-01 *(subleased)*	Sebring, FL	12,174	1999
CVS#04525-01 *(vacant)*	Sanford (#2)	13,813	2004
CVS#05025-01	Tallahassee, FL	10,880	1995/2011
CVS#05195-01	Sanford, FL (#1)	11,900	2003
CVS#05202-01 *(subleased)*	Melbourne, FL	10,908	2001
CVS#08374-01 *(vacant)*	Roseland, FL	13,813	2003
CVS#08375-01	Clermont, FL (#1)	13,824	2002
RBC Centura Bank *(vacant)*	Altamonte Spgs., FL	4,128	2004
RBC Centura Bank	Alpharetta, GA	4,135	2001
RBC Centura Bank	Orlando, FL	4,128	2004
Dick's Sporting Goods (#276)	McDonough, GA	46,315	2006
Harris Teeter (#167)	Charlotte, NC	45,089	1993
Lowe's #490	Lexington, NC	114,734	1996
Northern Tool & Equipment Co.	Asheville, NC	25,454	2001
Vacant (former Barnes & Noble)[2]	Lakeland, FL	18,150	1994
Barnes & Noble #2763	Daytona Beach, FL	28,000	1995
Best Buy (#668)	McDonough, GA	30,038	2005
	Total SF	536,489	Avg Term[1] 10+ years

(1) excluding Lakeland Barnes & Noble
(2) under contract

Consolidated Tomoka

1530 Cornerstone Boulevard | Daytona Beach, Florida 32117 | 386.274.2202 | info@ctlc.com

Page 18

Billboards / Subsurface

Billboards

Billboards owned 22

(19 on I-95)

Subsurface

Acres of full or fractional interest 490,000

(equivalent to 293,000 acres in terms of full interest)

Acres under Lease

Acres receiving oil well royalties 800

Acres in new lease effective Sept. 2011 136,237

Consolidated Tomoka

1530 Cornerstone Boulevard | Daytona Beach, Florida 32117 | 386.274.2202 | info@ctlc.com Page 19

Golf

Summary:The Company operates two golf

courses and a clubhouse. The golf courses at

LPGA International consist of the Rees Jones

“Champions” course and Arthur Hills “Legends”

course.

Ladies Professional Golf Association

Headquarters, located at an entrance of

LPGA International

Host of the Qualifying (Q-School)

Tournament each year

Consolidated Tomoka

1530 Cornerstone Boulevard | Daytona Beach, Florida 32117 | 386.274.2202 | info@ctlc.com Page 20

Investment Strategy

Summary: CTO’s investment strategy is to sell our low-basis agriculture investment properties and exchange them under the 1031 exchange process into income-producing properties while deferring income taxes.

CTO is broadening its investment strategy to include multi-tenant stabilized properties and first mortgage investments in diversified geographic locations, including major MSAs.

Net-Lease Properties - continue selectively purchasing single tenant assets with strong real estate fundamentals.

Ground Leases - invest in purchasing ground leases which have high collateralization as the improvements are subordinated to the ground lease payments.

First Mortgages - while not qualifying as an exchange, first mortgage allow the

Company to invest its excess balance sheet into strong risk-adjusted yields.

Multi-Tenant Properties - invest in stabilized leased office and retail properties in major MSAs.

Consolidated Tomoka

1530 Cornerstone Boulevard | Daytona Beach, Florida 32117 | 386.274.2202 | info@ctlc.com Page 21

Major Economic Drivers of Daytona Beach

Daytona International Speedway

The 480-acre complex, utilizing over 900 employees boasts the most diverse schedule of racing on the globe,

thus earning it the title of “World Center of Racing.” Major racing events include the Daytona 500, Coke Zero 400,

Gatorade Duels, Budweiser Shoot Out, Rolex 24, Daytona Supercross, Daytona ProAm 200, and the Daytona

Beach Half Marathon.8 www.daytonainternationalspeedway.com

Daytona International Airport

Daytona Beach International Airport offers 4 airlines with carrier service from Delta, US Airways, AirGate and Craig

Air Center, providing daily non-stop service to Charlotte and Atlanta.9 http://volusia.org/airport

Ocean Center

The Volusia County Ocean Center is the area's convention, entertainment and sports complex. It is a multi-use facility that hosts conventions, trade shows, concerts, banquets, family entertainment shows and sporting events.

The Ocean Center boasts 205,000 square-feet of interior meeting space and is a partner in the Ocean Walk Village with resorts, shopping, restaurants and movies within walking distance. The Ocean Center also has a 42,000 square-foot arena with 9,600 seats, accommodating larger venues.10 www.oceancenter.com

Beaches / Hotels

23 miles of beach help to attract 6.75 million visitors in 2009 who spent $3.7 billion at local businesses. The hotel industry employs over 2,600 residents, generating a payroll of $47 million. Over 50 hotels in the Daytona Beach area belong to the Hotel and Lodging Association of Volusia County.11

Sources: (captured October 2011)

8. Daytona International Speedway - www.daytonainternationalspeedway.com/news/track-facts;

9. Volusia County - www.volusia.org/airport

10. Ocean Center -www.oceancenter.com/about

11. Daytona Conventions and Visitors Bureau Annual Report 2009-2010

Consolidated Tomoka

1530 Cornerstone Boulevard | Daytona Beach, Florida 32117 | 386.274.2202 | info@ctlc.com Page 22

Major Economic Drivers of Daytona Beach

Halifax Health

The area’s only Level II Trauma Center and the only Pediatric ED

Halifax Health has been consistently ranked in the top five percent of all hospitals in the nation for clinical outcomes in the several areas. Halifax Health employs 500 physicians and another 4,200 employees and has 944 beds available.12 www.halifaxhealth.org

Florida Hospital – Memorial Medical Center

Florida Hospitals include Florida Hospital Memorial Medical Center in Daytona Beach and Florida Hospital Oceanside in Ormond Beach. Opened in 2009 the new Memorial Medical Center has 277 single-room beds, 400 physicians and 1,700 employees on a 135 acre campus.13 www.floridahospitalmemorial.org

Embry Riddle Aeronautical University

Embry Riddle Aeronautical University, the best aviation and aerospace university in the world, offers more than 40 degree programs including undergraduate degree programs, Masters degree programs and Doctoral programs.

Embry-Riddle’s Daytona Beach campus, one of the largest employers in Volusia County, Florida, with 1,200 employees and 5,100 students and has a $431 million annual economic impact on the county, based on fiscal year 2010 figures. 14 www.erau.edu

University of Central Florida - Daytona Regional Campus

100,000 square-foot center serves over 1,000 students who can select from 16 undergraduate and five graduate degree programs.15 www.regionalcampuses.ucf.edu/campus/daytona-beach

Sources: (captured October 2011)

12. Halifax Health - www.halifaxhealth.org/aboutus/historyandfacts.aspx

13. Florida Hospital - Memorial Medical Center - www.floridahospitalmemorial.org/AboutUs.aspx

14. Embry-Riddle Aeronautical University - www.erau.edu

15. University of Central Florida - www.regionalcampuses.ucf.edu/campus/daytona-beach

Consolidated Tomoka

1530 Cornerstone Boulevard | Daytona Beach, Florida 32117 | 386.274.2202 | info@ctlc.com Page 23

Major Economic Drivers of Daytona Beach

Bethune-Cookman University

B-CU offers baccalaureate degrees in 35 majors through seven academic schools – Arts & Humanities; Business; Education; Nursing; Science, Engineering and Mathematics; Social Sciences and Graduate and Professional Studies; and a master’s degree program in transformative leadership for its 3,600 students.16 www.cookman.edu

Daytona State College

Daytona State offers one, two and four-year degrees, as well as a full range of non-credit courses and opportunities.

Over 100 programs are offered at the Bachelor, Associate, and certificate level. Daytona State College sites on100 acres, accommodates 19,000 students and employs 1,000 faculty and staff.17 www.daytonastate.edu

Sources: (captured October 2011)

16. Bethune-Cookman University - http://www.cookman.edu/about_bcu/fast_facts/index.html

17. Daytona State College - www.daytonastate.edu

Consolidated Tomoka

1530 Cornerstone Boulevard | Daytona Beach, Florida 32117 | 386.274.2202 | info@ctlc.com Page 24